EXHIBIT 10.25

AMENDMENT NO. 2 TO
SENIOR UNSECURED SUPPLEMENTAL LINE OF CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of January 28, 2004 (the "Amendment"), to the SENIOR UNSECURED SUPPLEMENTAL LINE OF CREDIT AGREEMENT, dated as of February 5, 2003 (the "Line of Credit Agreement"), between REVLON CONSUMER PRODUCTS CORPORATION (the "Borrower") and MACANDREWS & FORBES HOLDINGS INC. (the "Lender").

WHEREAS, the Borrower has requested, and the Lender has agreed, to extend the termination date of the line of credit facility provided under the Line of Credit Agreement.

NOW THEREFORE, in consideration of the premises and the agreements herein, the Borrower hereby agrees with the Lender as follows:

1.    Definitions.  All terms used herein which are defined in the Line of Credit Agreement and not otherwise defined herein are used herein as defined therein.

2.    Amendment.

(a)    The definition of "Commitment " in Section 1.1 of the Line of Credit Agreement is hereby amended by deleting the date "December 31, 2004" in the fifth line thereof and substituting the date "June 30, 2005" in lieu thereof.

(b)    The definition of "Termination Date" in Section 1.1 of the Line of Credit Agreement is hereby amended by deleting the date "December 31, 2004" in the first line thereof and substituting the date "June 30, 2005" in lieu thereof.

3.    Condition to Effectiveness. This Amendment shall become effective on and as of the date first written above.

4.    Continued Effectiveness of the Line of Credit Agreement. Except as otherwise expressly provided herein, the Line of Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in the Line of Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Line of Credit Agreement shall mean the Line of Credit Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Line of Credit Agreement.

5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6.    Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ ROBERT K. KRETZMAN Name: Robert K. Kretzman Title: Executive Vice President and Chief Legal Officer
MACANDREWS & FORBES HOLDINGS INC.

By:	/s/ TODD J. SLOTKIN Name: Todd J. Slotkin Title: Executive Vice President and Chief Financial Officer